EXHIBIT 1

AGREEMENT
JOINT FILING OF SCHEDULE 13D

The undersigned hereby agree to jointly prepare and file with regulatory authorities this Schedule 13D and any future amendments thereto reporting each of the undersigned’s ownership of securities of Mattress Firm Holding Corp., and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: September 1, 2015	40 NORTH MANAGEMENT LLC

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal

Date: September 1, 2015	40 NORTH INVESTMENTS LP

By 40 North GP LLC, its General Partner

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal

Date: September 1, 2015	40 NORTH INVESTMENT PARTNERS LP

By 40 North GP II LLC, its General Partner

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal

Date: September 1, 2015	40 NORTH LATITUDE MASTER FUND LTD.

By:
/s/ David S. Winter
David S. Winter
Director

By:
/s/ David J. Millstone
David J. Millstone
Director

Date: September 1, 2015	40 NORTH LATITUDE SPV-B LLC

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal

Date: September 1, 2015	40 NORTH LATITUDE FUND LP

By 40 North GP III LLC, its General Partner

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal

Date: September 1, 2015	40 NORTH GP II LLC

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal

Date: September 1, 2015	40 NORTH GP III LLC

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal

Date: September 1, 2015	DAVID S. WINTER

By:
/s/ David S. Winter

Date: September 1, 2015	DAVID J. MILLSTONE

By:
/s/ David J. Millstone

Date: September 1, 2015	40 NORTH GP LLC

By:
/s/ David S. Winter
David S. Winter
Principal

By:
/s/ David J. Millstone
David J. Millstone
Principal